                                                                  EXHIBIT 10.14J

    Note: an "*" indicates information for which the Company has requested from the Securities and Exchange Commission confidential treatment

                      EIGHTH AMENDMENT, CONSENT AND WAIVER
                      ------------------------------------

          EIGHTH AMENDMENT, CONSENT AND WAIVER (this "Amendment"), dated as of
                                                      ---------
December 30, 1999, to the Amended and Restated Credit Agreement, dated as of March 10, 1998 (as previously amended, and as the same is being and may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among PAMECO CORPORATION, a Georgia corporation (the
     ----------------
"Company"), the lenders parties thereto (together with their respective
--------
successors and permitted assigns, the "Lenders") and GENERAL ELECTRIC CAPITAL
                                       -------
CORPORATION, a New York corporation, as agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent").
                                                         -----

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of, give certain consents and grant certain waivers with respect to, the Credit Agreement upon the terms and subject to the conditions set forth herein; and

          WHEREAS, the Agent and the Lenders have agreed to such amendments, consents and waivers and only upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Terms defined in the Credit Agreement are used
               -------------
herein with the meanings set forth in the Credit Agreement unless otherwise defined herein.

          2.   Amendment of Credit Agreement.
               -----------------------------

          (a)  Amendment of Section 1.1.
               ------------------------

               (i) Section 1.1 is hereby amended by restating the following definitions in their entirety:

               "Borrowing Base" shall mean, at any date, the amount equal to the
                --------------
          lesser of (a) $60,000,000 and (b) 50% of Eligible Inventory, less
                                                                       ----
          Reserves in effect from time to time; provided, however, that in no
                                                --------  -------
          event shall the sum of the Revolving Credit Loans, the Swingline Loans and the Reimbursement Obligations (without duplication of the Reimbursement Obligations deemed to have become Loans) exceed the Borrowing Base. The Agent, at any and all times, shall be entitled to change any and all of the percentages used in determining the Borrowing Base at any time in its reasonable discretion with the consent of the Majority Facility Lenders.

               "Loan Documents" shall mean this Agreement, the Notes, the
                --------------
          Syndication Letter Agreement, the Intercreditor Agreement, the Global Amendment, the Warrants, the Subordination Agreement and the Collateral Documents.

               "Revolving Credit Commitment" shall mean, as to any Lender, the
                ---------------------------
          obligation of such Lender, if any, to make Revolving Credit Loans to the Company, to purchase participating interests in Swingline Loans and to incur Letter of Credit Obligations hereunder, in an aggregate amount not to exceed the amount set forth opposite such Lender's name on Schedule 1 to this Eighth Amendment, as the same may be reduced from time to time pursuant to the terms hereof; collectively, as to all Revolving Credit Lenders, the "Revolving Credit Commitments".
                                             ----------------------------

               (ii) Section 1.1 is hereby amended by inserting the following new defined terms in alphabetical order:

               "Eighth Amendment to Credit Agreement" shall mean that certain
                ------------------------------------
          Eighth Amendment, Consent and Waiver dated as of December 30, 1999 to this Agreement. The terms "First Borrowing Conditions", "Extension Conditions", "Quilvest", "Preferred Stock Purchase", "Subordinated Debt Issuance", and "Refinancing" as used herein shall have the meanings set forth in the Eighth Amendment to Credit Agreement.

               "Subordination Agreement" shall mean that certain Subordination
                -----------------------
          and Intercreditor Agreement dated as of December 30, 1999 by and among Agent, the Company and Quilvest American Equity LTD ("Quilvest"), as amended, restated or supplemented from time to time."

               (iii) Section 1.1 is hereby amended by deleting the defined term "Tranche A Term Loan Maturity Date" in its entirety and substituting therefor
----------------------------------
the following:

               "Tranche C Term Loan Maturity Date" shall mean February 29, 2000.
                ---------------------------------

          (b)  Amendment of Section 2.1.  Section 2.1 is hereby amended by
               ------------------------
deleting it in its entirety and substituting therefor the following:

          2.1  Term Loan Commitments.  Subject to the terms and conditions
               ---------------------
          hereof, (a) each Tranche C Term Loan Lender severally agrees to make term loans (each, a "Tranche C Term Loan") to the Company from January
                               -------------------
          1, 2000 to February 29, 2000 on up to two Borrowing Dates in an aggregate principal amount not to exceed the amount of the Tranche C Term Loan Commitment of such Lender set forth on Schedule 1 to this Eighth Amendment, with the aggregate principal amount of all such term loans not to exceed $17,500,000, and (b) each Tranche B Term Loan Lender severally has made term loans (each, a "Tranche B Term Loan")
                                                         -------------------
          to the Company on the Effective Date in an aggregate principal amount not to exceed the amount of the Tranche B Term Loan Commitment of such Lender. The Tranche B Term Loans may from time to time be Eurodollar Loans or Index Rate Loans, as determined by the Company and notified to the Agent in accordance with subsections 2.3 and 6.4. The Tranche C Term Loans shall be Index Rate Loans. The Tranche C Term Loan Commitments shall expire on February 29, 2000. Until January 31, 2000, the outstanding aggregate principal amount of Tranche C Term Loans shall not exceed $7,500,000. Principal payments made on Tranche C Term Loans may not be reborrowed.

          (c)   Amendment of Section 2.3.  Section 2.3 is hereby amended by
                ------------------------
renumbering existing Section 2.3 as "Section 2.3A" and creating a new Section 2.3B as follows (with the effect that Sections 2.3A and 2.3B shall collectively be considered Section 2.3):

          2.3B  Procedure for Tranche C Term Loan Borrowing.  The Company shall
                -------------------------------------------
          give the Agent irrevocable written notice (which notice must be received by the Agent prior to 12:00 Noon, New York City time, one Business Day prior to the proposed Borrowing Date in the form of Exhibit A to this Amendment), specifying the amount of Tranche C Term
          ---------
          Loans to be borrowed. Upon receipt of any such notice from the Company, the Agent shall promptly notify each Tranche C Term Loan Lender thereof. Each Tranche C Term Loan Lender will make the amount of its pro rata share of each borrowing available to the Agent for the account of the Company prior to 12:00 Noon, New York City time, on the Borrowing Date at the Agent's depositary bank as designated by the Agent from time to time for deposit in the Agent's depositary account, in immediately available funds. The Company may borrow under the Tranche C Term Loan one time during each of the following periods: (i) from and including January 1, 2000 to and including January 31, 2000 (the "First Tranche C Borrowing"); and (ii) from and including
                -------------------------
          February 1, 2000 to and including February 28, 2000 (the "Final
                                                                    -----
          Tranche C Borrowing").  In addition to the other conditions set forth
          -------------------
          in this Agreement, each Tranche C Term Loan Lenders' obligation to make the First Tranche C Borrowing and the Final Tranche C Borrowing shall be conditioned upon the satisfaction of the First Borrowing Conditions and the Extension Conditions, as applicable.

          (d)   Amendment of Section 2.4(a).  Section 2.4(a) is hereby amended
                ---------------------------
by deleting it in its entirety and substituting therefor the following:

          2.4   Repayment of Term Loans.  (a)  The Tranche C Term Loan of each
                -----------------------
          Tranche C Term Loan Lender shall mature, and the Company unconditionally promises to pay such Tranche C Term Loan to the Agent for the account of such Tranche C Term Loan Lender, in one installment on February 29, 2000, which shall be in an amount equal to such Lender's Tranche C Term Loan Percentage multiplied by the outstanding principal amount of the Tranche C Term Loan.

          (e)   Amendment of Section 3.1.  Section 3.1 is hereby amended by
                ------------------------
          deleting the reference to "$90,000,000" contained therein and substituting therefor "$60,000,000".

          (f)   Amendment of Section 6.1(e).  Section 6.1(e) is hereby amended
                             --------------
by deleting it in its entirety and substituting therefor the following:

          (e) If after the Eighth Amendment Effective Date any Indebtedness (other than Indebtedness incurred pursuant to the terms of this Agreement, the Quilvest Loan, or the Capital Investment) shall be issued or incurred by the Company or any of its Subsidiaries or the Company or any of
          its Subsidiaries shall issue equity, an amount equal to 100% of such Net Cash Proceeds thereof shall be, within one Business Day after the date of such issuance or incurrence, applied first, to interest and
                                                       -----
          fees then due and payable and principal payments on the Tranche C Term Loan, second, to interest and fees then due and payable and principal
                ------
          payments on the Tranche B Term Loan, third, in accordance with Section
                                               -----                     -------
          6.16 and fourth, to reduce the Capital Investment until paid in full.
          ----     ------
          The proceeds of the Quilvest Loan will be applied to reduce the amount of then outstanding Revolving Credit Loans; provided, however, that such reduction in the Revolving Credit Loans shall not reduce the Revolving Credit Commitments other than as provided in the Eighth Amendment to Credit Agreement.

          (g)    Amendment of Section 6.3(b). Section 6.3(b) is hereby amended
                 ---------------------------
by deleting it in its entirety and substituting therefor the following:

          (b) Each Term Loan that is an Index Rate Loan (other than a Tranche C Term Loan) shall bear interest at a rate per annum equal to the Index Rate plus the Applicable Margin; provided that outstanding Tranche C Term Loans shall bear interest at a rate per annum equal to the Index Rate plus 5.00%.

          (h)    Amendment of Section 7.  Section 7 is hereby amended by adding
                 ----------------------
new Sections 7.26 and 7.27 as follows:

          7.26   Refinancing.  (i) The senior debt provider has not indicated to
                 -----------
          the Company or * that it will no longer pursue the Refinancing, (ii) * and Quilvest have not indicated that they will no longer pursue the Preferred Stock Sale (as defined below) and (iii) the vendors have not indicated that they will no longer pursue the Subordinated Debt Issuance.

          7.27   Vendor Payments.  From the date of the First Tranche C
                 ---------------
          Borrowing, in the aggregate, payments to vendors do not exceed the amount of purchases of new Inventory on equal or better payment terms.

          (i)    Amendment of Section 10. Section 10 is hereby amended by adding
                 -----------------------
a new Section 10.18 as follows:

          10.18  Receipt of Amounts.  The Company shall not use any amounts
                 ------------------
          received under the Tranche C Term Loan other than to pay outstanding Revolving Credit Loans in accordance with Section 6.16.

          (j)    Amendment of Section 11.  New Sections 11(m) and (n) are hereby
                 -----------------------
added as follows with the remaining Sections relettered accordingly:

                 (m) The sum of the principal balance of (i) the Capital Investment and (ii) the Obligations shall exceed at any time (x) $110,000,000 for the period beginning on the Eighth Amendment Effective Date to and including December 31, 1999 and (y) $112,500,000 for the period beginning on January 1, 2000 and thereafter; or

              (n) Any of the Extension Conditions shall not have occurred on or before January 31, 2000.

          (k) Except as specifically amended by this Amendment, all references contained in the Credit Agreement and the other Loan Documents to the terms "Tranche A Term Loan", "Tranche A Term Loan Commitment", "Tranche A Term Loan Lender", "Tranche A Term Loan Maturity Date", "Tranche A Term Loan Percentage", "Tranche A Term Note" are hereby replaced with the terms, respectively, "Tranche C Term Loan", "Tranche C Term Loan Commitment", "Tranche C Term Loan Lender", "Tranche C Term Loan Maturity Date", "Tranche C Term Loan Percentage", "Tranche C Term Note" and the Credit Agreement and the other Loan Documents shall be deemed amended in the Agent's determination with respect to grammatical, punctuation and other non-substantive changes necessary to give effect to the substitution of such terms without affecting the interpretation of the remaining provisions thereof.

          (l) Amendment of Schedule 10.8.  Section (a) to Schedule 10.8 to the
              --------------------------
Credit Agreement is hereby deleted in its entirety and replaced with the following.

          (a) Company EBITDA.  As of the last day of each fiscal period of the
              --------------
Company, the Consolidated EBITDA for the preceding twelve consecutive fiscal months shall not be less than the amount set forth below opposite such period:

          Fiscal Quarter Ending                    Amount
          ---------------------                    ------
          November 30, 1999                        $(800,000)
          February 29, 2000                        $17,246,000
          For each fiscal quarter thereafter       $20,000,000

          Fiscal Month Ending                      Amount
          -------------------                      ------
          December 31, 1999                        $(9,000,000)
          January 31, 2000                         $(14,500,000)

In calculating Consolidated EBITDA for the periods set forth above, adjustments to the Consolidated EBITDA may be made for non cash items; provided, however, that such adjustments shall be reviewed by, and satisfactory to, the Agent, and may only be made upon the written consent of the Agent to such non cash adjustments. If any adjustments proposed by the Company are not satisfactory to the Agent, the parties agree to negotiate in good faith to resolve any differences.

          3A.  Conditions to Any Tranche C Borrowing.  The Tranche C Term Loan
               -------------------------------------
Lenders shall not be required to make any Tranche C Term Loan unless the following conditions (the "First Borrowing Conditions") have been satisfied and the Company has furnished to the Agent, all in form and substance satisfactory to the Agent:

          (a) Agent shall have received an appraisal of the Inventory of the Company from MB Valuations, in form and substance acceptable to the Agent and Lenders.

          (b) Agent shall have received (i) a proposal letter, delivered pursuant to a confidentiality agreement between *, and Agent, for a fully underwritten senior debt commitment from a senior secured lender which contains terms and conditions satisfactory to the Agent and (ii) a letter from *, to the effect that it has received written proposals satisfactory to * from junior subordinated investors on terms which, when aggregated with the net cash proceeds from the Preferred Stock Sale (as defined below), would yield expected proceeds sufficient to refinance the Obligations under the Credit Agreement, the Capital Investment under the Receivables Purchase Agreement and any other accrued and unpaid fees, interest and expenses in full (the "Refinancing").

          (c) Quilvest shall have satisfied all conditions set forth in the Subordination Agreement, including but not limited to the delivery to Agent of UCC termination statements and other collateral releases.

          (d) The Agent, for the benefit of the Tranche C Term Loan Lenders, shall have received a fee of $150,000. This fee is in addition to the upfront fee required by Section 3C(f) of this Eighth Amendment to Credit Agreement.

          (e) The Agent shall have received an opinion of the Company's counsel with respect to corporate existence, due authorization, execution and delivery, enforceability and no conflict with law in form and substance satisfactory to the Agent.

          3B. Conditions to Final Tranche C Borrowing.  The Tranche C Term Loan
              ---------------------------------------
Lenders shall not be required to make any Tranche C Term Loan on or after February 1, 2000 unless, on or before such date, the following conditions (the "Extension Conditions") have been satisfied and the Company has furnished to the Agent, all in form and substance satisfactory to the Agent:

          (a) An escrow account shall have been funded with not less than $20,000,000 in cash for the purpose of the purchase of preferred stock of the Company by * and Quilvest all on terms and conditions satisfactory to the Agent and Lenders (the "Preferred Stock Sale");

          (b) The Company shall have received net cash proceeds, or * and the Company shall have represented in writing that the Company has received commitments to receive net cash proceeds by February 29, 2000, of at least $25,000,000 in subordinated debt (other than the Quilvest Loan) on terms and conditions acceptable to * and the new senior debt provider; and

          (c) The Company has delivered to the Agent written evidence of a fully underwritten unconditional senior debt commitment evidencing expected proceeds sufficient, when aggregated with the net cash proceeds from the Preferred Stock Sale and the Subordinated Debt Issuance, to consummate the Refinancing.

          3C. Conditions to Effectiveness of Amendment.  This Amendment shall
              ----------------------------------------
become effective (the actual date of such effectiveness, the "Eighth Amendment Effective Date") as of the date first above written when:

          (a) This Amendment shall have been duly executed and delivered by each of the parties hereto.

          (b) The Acknowledgment and Consent dated as of the date hereof by the Company and Pameco Investment Company, Inc. shall have been duly executed and delivered by each of the parties thereto.

          (c) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party, dated as of the Eighth Amendment Effective Date, and certifying (i) as to the due authorization, execution, delivery and performance of this Amendment, the Acknowledgment and Consent attached hereto and related matters, and (ii) as to the incumbency and specimen signature of such Loan Party's officers executing this Amendment and all other documents required or necessary to be delivered hereunder or in connection herewith. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

          (d) The Agent shall have received true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Eighth Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

          (e) The Agent shall have received an opinion of the Company's counsel with respect to corporate existence, due authorization, execution and delivery, enforceability and no conflict with law in form and substance satisfactory to the Agent.

          (f) The Agent, for the benefit of the Tranche C Term Loan Lenders, shall have received an upfront fee of $100,000.

          (g) The Agent shall have received copies, attached to a certificate from the Secretary or Assistant Secretary of the Company, certifying as true and correct (i) the loan agreement entered into between Quilvest and the Company (the "Quilvest Loan Agreement") which shall contain provisions which grant to Quilvest a security interest in the Collateral (other than the Seller Collateral (as defined in the Receivables Purchase Agreement)) and otherwise be in form and substance acceptable to the Agent and Lenders, (ii) any UCC financing statements to be executed by the Company in favor of Quilvest, (iii) the Subordination Agreement and (iv) any and all other documents or certificates executed in connection with the Quilvest Loan Agreement, together with evidence that the loan made by Quilvest pursuant to the Quilvest Loan Agreement in an amount not less than $7,500,000 has funded (the "Quilvest Loan").

          (i) The Agent shall have received, for the account of each Tranche C Term Loan Lender, the Tranche C Term Loan Notes in the form of Exhibit B to this
                                                               ---------
Amendment, executed and delivered by a duly authorized officer of the Company.

          4.  Company Representations and Warranties.  The Company represents
              --------------------------------------
and warrants that:

          (a) Each of this Amendment and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Company.

          (b) Each of the representations and warranties set forth in Section 7 of the Credit Agreement are true and correct as of the Eighth Amendment Effective Date; provided that references in the Credit Agreement to this "Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Amendment.

          (c) After giving effect to this Amendment, there does not exist any Default or Event of Default.

          5.  Acknowledgement.  The Company further acknowledges and agrees
              ---------------
that: (i) the Company ratifies and reaffirms all of the terms and conditions of the Loan Documents, including its liability for the Obligations as defined therein; and (ii) the parties have not entered into a mutual disregard of the terms and provisions of the Loan Documents (including through the execution of this Amendment) or engaged in any course of dealing in variance with the terms and provisions of the Loan Documents, within the meaning of any applicable law of the State of New York or otherwise.

          In order to induce the Agent and the Lenders to execute, deliver and perform this Amendment, the Company represents and warrants that there are no claims, causes of action, suits, debts, obligations, liabilities, demands of any kind, character or nature whatsoever, fixed or contingent, which the Company may have, or claim to have, against the Agent and the Lenders, and the Company hereby releases, acquits and forever discharges the Agent and the Lenders and their respective agents, employees, officers, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the "Released Parties") from any an all liabilities, claims, suits, debts, causes of action and the like of any kind, character or nature whatsoever, known or unknown, fixed or contingent that the Company may have, or claim to have, against each of the Released Parties from the beginning of time until and through the dates of execution and delivery of this Amendment.

          6.  Continuing Effect.  Except as amended hereby, the Credit Agreement
              -----------------
shall continue to be and shall remain in full force and effect in accordance with its terms.

          7.  Deferral Fee.  (a) If the Extension Conditions have not been met
              ------------
or (b) the Terms Loans have not been repaid in full, in either case on or before February 29, 2000, the Company shall pay to the Agent, for the benefit of each Tranche C Term Loan Lender, a deferral fee in the amount of $1,000,000 (the "Deferral Fee") in immediately available funds on March 15, 2000. Notwithstanding the foregoing, if the Refinancing has closed on or prior to March 31, 2000 (the "Deferral Date"), and all Obligations under the Credit Agreement, the Capital Investment under the Receivables Purchase Agreement and any other accrued and unpaid fees, interest and expenses have been paid in full, the Deferral Fee shall not be due and payable.

          8.  Warrant Agreement.  Notwithstanding anything contained in the
              -----------------
Warrants to the contrary, each Tranche B Term Loan Lender and the Company agree that, so long as the Extension Conditions have been satisfied in full on or prior to February 29, 2000, each Tranche B Term Loan Lender's rights to subscribe for and purchase shares of the Company's common stock on February 29, 2000 shall be deferred until the Deferral Date.

          9.  Consent and Waiver.  Notwithstanding the provisions of Sections
              ------------------
10.1 and 10.2 of the Credit Agreement, the Agent and Lenders hereby consent to the execution and delivery by the Company of the Quilvest Loan Agreement. The Agent and the Lenders hereby waive (i) the Event of Default arising under Section 11(c) of the Credit Agreement caused solely by the Company's failure to comply with (x) subsection
(a) of Schedule 10.8 to the Credit Agreement for the fiscal month ended October 31, 1999 and (y) subsections (b), (c), (d) and (e) of Schedule 10.8 to the Credit Agreement for the fiscal months ended October 31, 1999, November 30, 1999 and December 31, 1999 and (ii) for purposes of the reduction in the Revolving Credit Commitments set forth in this Amendment only, the payment by the Company of the Revolving Credit Commitment Reduction Fee set forth in Section 6.2 of the Credit Agreement otherwise payable in accordance therewith, and (iii) provided all Obligations under the Credit Agreement are paid in full on or prior to the Deferral Date, the payment by the Company of the Revolving Credit Commitment Reduction Fee set forth in Section 6.2 of the Credit Agreement otherwise payable in connection therewith. The foregoing waivers are limited to the specific purpose for which they are granted and shall not be construed as a consent, waiver or other modification with respect to any other term, condition or other provisions of any Loan Document or any other Default or Event of Default now or hereafter existing.

          10.  Expenses.  The Company agrees to pay and reimburse the Agent and
               --------
each Lender for all of their respective out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including the fees and expenses of separate counsel to the Agent and the Lenders.

          11.  Counterparts.  This Amendment may be executed on any number of
               ------------
separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

          12.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment and Waiver to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                              PAMECO CORPORATION

                              By: _________________________
                              Title: ______________________

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Agent and as a Lender

                              By: _________________________
                              Title:  Duly Authorized Signatory

                              WACHOVIA BANK, N.A.

                              By: _________________________
                              Title: ______________________

                              BANK OF AMERICA, N.A.

                              By: _________________________
                              Title: ______________________

                              SUNTRUST BANK

                              By: _________________________
                              Title:_______________________

                              By: _________________________
                              Title:_______________________

                                                   EXHIBIT A TO EIGHTH AMENDMENT

                               FORM OF NOTICE OF
                               -----------------
                         TRANCHE C TERM LOAN BORROWING
                         -----------------------------

                                                       [Date]

General Electric Capital Corporation, as Agent
Commercial Finance Group
201 High Ridge Road
Stamford, CT 06927
Telecopy: (203) 316-7821
Attention:   Vice-President-Portfolio
             Commercial Finance

Ladies and Gentlemen:

          Reference is made to the Amended and Restated Credit Agreement, dated as of March 18, 1998, among Pameco Corporation, the Lenders party thereto, and General Electric Capital Corporation, as Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit
                                                                     ------
Agreement"; the terms defined therein being used herein as therein defined)
---------

          This is a Tranche C Term Loan borrowing request pursuant to Section 2.3B of the Credit Agreement:

          (i) The requested Borrowing Date for the proposed borrowing (which is a Business Day) is ______________, ____.

          (ii) The aggregate amount of the proposed borrowing is $______________.

          (iii) The Type of Tranche C Term Loan comprising the proposed borrowing are Index Rate Loans.

     The undersigned hereby represents and warrants that the conditions contained in subsection 8.2 of the Credit Agreement have been satisfied and hereby confirms the granting of liens to the Agent, on behalf of the Lenders, pursuant to the Collateral Documents. The undersigned further represents and warrants that (i) the senior debt provider has not indicated to the Company or * that it will no longer pursue the Refinancing, (ii) * and Quilvest have not indicated that they will no longer pursue the Preferred Stock Sale, and (iii) the vendors have not indicated that they will no longer pursue the Subordinated Debt Issuance.

                                   Very truly yours,

                                           PAMECO CORPORATION

                                           By: _________________________________

                                           Title: ______________________________
cc:  General Electric Capital Corporation
     Attention: Collateral Analyst (Pameco)

                                                   EXHIBIT B TO EIGHTH AMENDMENT

                              TRANCHE C TERM NOTE

$ _____________                                               New York, New York
                                                               December __, 1999

     FOR VALUE RECEIVED, the undersigned, PAMECO CORPORATION, a Georgia corporation (the "Company"), hereby unconditionally promises to pay to the order
                  -------
of ____________________, (the "Lender") at the office of General Electric
                               ------
Capital Corporation, located at 201 High Ridge Road, Stamford, CT 06927-5100 in lawful money of the United States of America and in immediately available funds, the principal amount of _______________ DOLLARS ($_________), or, if less, the unpaid principal amount of the Tranche C Term Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in subsection 2.4(a). The Company further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 6.3 and 6.4 of such Credit Agreement.

     The holder of this Tranche C Term Note is authorized to endorse on the Schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the information set forth in subsection 2.2 of the Credit Agreement. Each such endorsement shall constitute prima facie evidence of the accuracy of the information enclosed.
           ----- -----
The failure to make any such endorsement (or any error in such endorsement) shall not affect the obligations of the Company in respect of such Term Loan or under the Credit Agreement.

     This Tranche C Term Note (a) is one of the Tranche C Term Notes referred to in the Amended and Restated Credit Agreement, dated as of March 10, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among the Company, the Lenders and General Electric Capital
---------
Corporation, as Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Tranche C Term Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Tranche C Term
Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Tranche C Term Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Tranche C Term Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS TRANCHE C TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                        PAMECO CORPORATION


                                        By: ______________________________
                                              Name:
                                              Title:

                                  SCHEDULE 1
                            TO THE EIGHTH AMENDMENT

                        LENDING OFFICES AND COMMITMENTS
                        -------------------------------

        ======================================================================================================================
           Lender and Lending Office                         Tranche C Term                               Revolving Credit
                                                             Loan  Commitment                             Commitment
        ======================================================================================================================

             General Electric Capital Corporation            $6,076,525                                   $20,833,800
             201 High Ridge Road
             Stamford, Connecticut 06927
             Tel: (203) 316-7607
             Fax: (203) 316-7821
             Contact: Craig Winslow
        ----------------------------------------------------------------------------------------------------------------------
             Wachovia Bank, N.A.                             $3,807,825                                   $13,055,400
             191 Peachtree Street N.E.
             Atlanta, Georgia 30303-1757
             Tel: (404) 332-6520
             Fax: (404) 332-6920
             Contact: Lisa Shawl
        ----------------------------------------------------------------------------------------------------------------------
             Bank of America, N.A.                           $3,807,825                                   $13,055,400
             NC1-001-13-26
             101 North Tyron Street
             Charlotte, North Carolina 28255
             Tel: (704) 386-3989
             Fax: (704) 386-5856
             Contact: Roger Gore
        ----------------------------------------------------------------------------------------------------------------------
             SunTrust Bank                                   $3,807,825                                   $13,055,400
             201 Fourth Avenue North
             12th Floor
             Nashville, Tennessee 37219
             Tel: (615) 748-4966
             Fax: (615) 748-5700
             Contact: Michael Logan
        ======================================================================================================================
             TOTAL                                           $17,500,000.00                               $60,000,000.00
             -----
        ======================================================================================================================

                                                               -15-

                          ACKNOWLEDGMENT AND CONSENT

          ACKNOWLEDGMENT AND CONSENT (this "Acknowledgment and Consent"), dated
                                            --------------------------
as of December ___, 1999, to the documents listed on Schedule 1 hereto (the "Documents") made by each of the signatories hereto (each a "Grantor"), in favor
----------                                                   -------
of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent (in such capacity, the "Agent") for the lenders (the "Lenders") from time to time
                    -----                         -------
parties to the Amended and Restated Credit Agreement referred to below.

                              W I T N E S S E T H

          WHEREAS, Pameco Corporation (the "Company"), the Lenders and the Agent
                                            -------
entered into the Amended and Restated Credit Agreement dated as of March 10, 1998 (as previously amended, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Amended and Restated
                                                           --------------------
Credit Agreement"); and
----------------

          WHEREAS, to secure and guarantee the obligations of the Company under the Amended and Restated Credit Agreement, each Grantor entered into Documents to which it is a party; and

          WHEREAS, the Amended and Restated Credit Agreement was amended on the date hereof pursuant to the Eighth Amendment and Waiver, dated as of this date, among the Company, the Lenders and the Agent (the "Amendment"; the Amended and
                                                   ---------
Restated Credit Agreement as amended by the Amendment, the "Amended Agreement");
                                                            -----------------
and

          WHEREAS, it is a condition precedent to the effectiveness of the Amendment that each Grantor execute and deliver this Acknowledgment and Consent to confirm that the security interests granted under the Documents secure the Obligations of the Company under the Amended Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration, the receipt of which is hereby acknowledged, each Grantor and the Agent hereby agree as follows:

          1.  Defined Terms.  Unless otherwise defined herein, terms which are
              -------------
defined in the Amended and Restated Credit Agreement and used herein are so used as so defined.

          2.  Representations and Warranties.  Each Grantor represents and
              ------------------------------
warrants that upon the execution and delivery of this Acknowledgment and Consent, the Documents, as acknowledged and consented to hereby, shall constitute a valid and continuing lien on and, to the extent provided therein, perfected security interest in, the collateral referred to in the Documents, as acknowledged and consented to hereby, in favor of the Agent for the ratable benefit of the Lenders.

          3.  Acknowledgment and Consent.  Each Grantor hereby:
              --------------------------

              (a) acknowledges and consents to the execution, delivery and performance of (i) the Amendment and (ii) all of the documents and transactions contemplated thereby;

              (b) agrees that such execution, delivery and performance shall not in any way affect such Grantor's obligations under any Loan Document (as defined in the Amended Agreement) to which such Grantor is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim; and

              (c) grants to the Agent, for the ratable benefit of the Lenders, and pursuant to the terms and conditions of the Documents a continuing lien on and security interest in all collateral described in the Documents as security for the Obligations (as defined in the Amended Agreement).

          4.  Miscellaneous.
              -------------

              (a) This Acknowledgment and Consent may be executed in any number of separate counterparts, and all of said counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Acknowledgment and Consent by telecopy shall be effective as delivery of a manually executed counterpart of this Acknowledgment and Consent.

              (b) This Acknowledgment and Consent shall become effective when executed by each Grantor and the Agent.

              (c) THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                           [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                         PAMECO CORPORATION

                                         By: ______________________________

                                         Name: ____________________________

                                         Title: ___________________________

                                         PAMECO INVESTMENT COMPANY, INC.

                                         By: ______________________________

                                         Name: ____________________________

                                         Title: ___________________________

                                                                   Schedule 1 to
                                                                   -------------
                                                      Acknowledgment and Consent
                                                      --------------------------


                                   DOCUMENTS

     The Company Security Agreement dated as of March 19, 1992 by Pameco Corporation in favor of General Electric Capital Corporation, as Agent

     The Pledge Agreement dated as of April 29, 1996 by Pameco Corporation in favor of General Electric Capital Corporation, as Agent

     The Intercreditor Agreement dated as of April 29, 1996 among Pameco Corporation, Pameco Securitization Corporation, Redwood Receivables Corporation and General Electric Capital Corporation

     The Pledge Agreement dated as of December 1, 1997 by Pameco Corporation in favor of General Electric Capital Corporation, as Agent

     The Subsidiary Guarantee dated as of December 1, 1997 by Pameco Investment Company, Inc. in favor of General Electric Capital Corporation, as Agent

     The Subsidiary Security Agreement dated as of December 1, 1997 by Pameco Investment Company, Inc. in favor of General Electric Capital Corporation, as Agent

     The Trademark Security Agreement dated as of December 1, 1997 by Pameco Investment Company, Inc. in favor of General Electric Capital Corporation, as Agent